Exhibit 10(c)

AMENDMENT 1 TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

AMENDMENT, dated as of June 21, 2002 to the Amended and Restated Receivables Purchase Agreement, dated as of June 26, 2001 (the “Receivables Agreement”), among UNITED RENTALS RECEIVABLES LLC II, a Delaware limited liability company (the “Seller”), UNITED RENTALS, INC., a Delaware corporation, ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation, GRAMERCY CAPITAL CORPORATION, a Delaware corporation, CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, a branch of a banking corporation organized and existing under the laws of Switzerland, and CREDIT LYONNAIS NEW YORK BRANCH, a branch of a French banking corporation, as a Bank and as agent (the “Agent”) for the Investors and the Banks (the “Amendment”).

RECITALS

WHEREAS, the Seller and the Agent, have agreed subject to the terms and conditions of this Amendment, to amend the Receivables Agreement as hereinafter set forth. Terms used herein but not defined herein shall have the meaning assigned thereto in the Receivables Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Amendment of Receivables Agreement. The Receivables Agreement and all documents entered into in connection therewith are hereby amended as follows:

(a) Section 1.02(a) is hereby deleted in its entirety.

(b) The definition of “Issuer Purchase Limit” in Exhibit I is hereby deleted in its entirety and replaced with the following definition:

“Issuer Purchase Limit” means $125,000,000 for Atlantic and $125,000,000 for Gramercy; provided, however, that if the Purchase Limit is modified in accordance with Sections 1.01(b) or 2.03 of the

Agreement then each Issuer Purchase Limit shall be proportionately modified, unless all of the Issuers have agreed to a different allocation or an Issuer elects not to increase its Issuer Purchase Limit pursuant to Section 1.01(b) of the Agreement or elects not to extend the Facility Termination Date pursuant to Section 2.03 of the Agreement.

(c) The definition of “Related Bank Commitment” in Exhibit I is hereby deleted in its entirety and replaced with the following definition:

“Related Bank Commitment” of any Bank means the amount set forth in Annex I hereto, as such Annex may be modified from time to time upon notice to the Agent; providedthat the aggregate Related Bank Commitments of Atlantic’s Related Banks shall be $125,000,000 and the aggregate Related Bank Commitments of Gramercy’s Related Banks shall be $125,000,000 as such amounts may be reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of an Issuer Purchase Limit pursuant to the terms of the Agreement shall reduce ratably (or terminate) the Related Bank Commitment of such Issuer’s Related Banks

(d) Annex I to the Receivables Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(e) The last sentence in the second paragraph of Section 2.03 is hereby amended by deleting the number “360” and replacing it with the number “364.”

2. Execution in Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of a signed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of this Amendment for all purposes.

3. Receivables Agreement in Full Force and Effect. Except as amended by this Amendment, all of the provisions of the Receivables Agreement and all of the provisions of all other documentation required to be delivered with respect thereto are hereby ratified and confirmed and shall remain in full force and effect from and after the date hereof.

4. Representations and Warranties of the Seller. The Seller makes each of the representations and warranties contained in Exhibit III to the Receivables Agreement (after giving effect to this Amendment) and also represents that no event has occurred and is continuing that constitutes an Event of Termination or an Incipient Event of Termination.

5. References to Receivables Agreement. From and after the date hereof, (a) all references in the Receivables Agreement to “this Agreement,” “hereof,” “herein,” or similar terms and (b) all references to the Receivables Agreement in each agreement, instrument and other document executed or delivered in connection with the Receivables Agreement, shall mean and refer to the Receivables Agreement, as amended by this Amendment.

6. Further Assurances. The parties hereto agree to execute and deliver any and all further agreements, certificates and other documents reasonably necessary to implement the provisions of this Amendment.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED RENTALS RECEIVABLES LLC II,
as Seller

By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH,
as Agent

By:
Name:
Title:

Acknowledged and agreed
as of the date first written above:

ATLANTIC ASSET SECURITIZATION CORP.

By:	CREDIT LYONNAIS NEW YORK
BRANCH, as Attorney-in-Fact

By:
Name:
Title:

GRAMERCY CAPITAL CORPORATION

By:	CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH, as Attorney-in-Fact

By:
Name:
Title:
By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH

By:
Name:
Title:
By:
Name:
Title:

EXHIBIT A

ANNEX I

Related Bank Commitments

Credit Lyonnais New York Branch	$125,000,000
Credit Suisse First Boston, New York Branch	$125,000,000